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                                                                    Exhibit 10.3

                               FIFTH AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Fifth Amendment") is made as of the 1st day of October, 2003 by and among PW Eagle, Inc., a Minnesota corporation ("Borrower"), the lenders who are signatories hereto ("Lenders"), and Fleet Capital Corporation, a Rhode Island corporation ("FCC"), as agent for Lenders hereunder (FCC, in such capacity, being "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, Borrower, Agent and Lenders entered into a certain Third Amended and Restated Loan and Security Agreement dated as of September 30, 2002 as amended by a certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of February 4, 2003 by and among Borrowers, Lenders and Agent, by a certain Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of May 30, 2003 by and among Borrower, Lenders and Agent, by a certain Third Amendment to Third Amended and Restated Loan and Security Agreement dated as of August 7, 2003 by and among Borrower, Lenders and Agent, and by a certain Fourth Amendment to Third Amended and Restated Loan and Security Agreement dated as of September 15, 2003 by and among Borrowers, Lenders and Agent, (said Third Amended and Restated Loan and Security Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and WHEREAS, Borrower desires to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;
NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

     2. Consent to Hastings, Nebraska Real Property Sale and Leaseback. In reliance upon and subject to the accuracy of the representations set forth in this Fifth Amendment, upon the Fifth Amendment Effective Date, Majority Lenders hereby consent to the sale by Borrower of the real Property, facility, and fixtures located at Hastings, Nebraska and the leaseback of same by PW Poly (as defined below) (the "Hastings Sale and Leaseback"); provided, that (i) the aggregate net cash proceeds to Borrower received in respect of the Hastings Sale and Leaseback shall be at least $1,128,000, (ii) Borrower shall pay the entire net cash proceeds to Agent, with such proceeds to be applied for prepayment of the Term Loan as provided in subsection 3.3.1 of the Loan Agreement, (iii) the maximum annual gross lease payment (including, without limitation, obligations to reimburse landlord's expenses) in respect of the Hastings Sale and Leaseback shall not exceed $183,300, which lease payments shall be the obligation of PW Poly and Borrower shall have no liability therefor, (iv) the Hastings Sale and Leaseback shall be a bona fide arm's length transaction, (v) the documentation in respect of the Hastings Sale and Leaseback shall be reasonably satisfactory in all material respects to Agent (it being agreed that such documentation shall be deemed to be satisfactory if, taken as a whole, such documentation is no less favorable to Agent from a risk allocation perspective than the Sale and Leaseback

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Documents) and (vi) if the Hastings Sale and Leaseback is not consummated within
120 days after the date hereof, then this Section 2 shall be null and void ab initio.

     3. Consent to Baker City, Oregon Real Property Sale and Leaseback. In reliance upon and subject to the accuracy of the representations set forth in this Fifth Amendment, upon the Fifth Amendment Effective Date, Majority Lenders hereby consent to the sale by Borrower of the real Property, facility, and fixtures located at Baker City, Oregon and the leaseback of same by PW Poly (as defined below) the "Baker City Sale and Leaseback"); provided, that (i) the aggregate net cash proceeds to Borrower received in respect of the Baker City Sale and Leaseback shall be at least $584,000 (ii) Borrower shall pay the entire net cash proceeds to Agent, with such proceeds to be applied for prepayment of the Term Loan as provided in subsection 3.3.1 of the Loan Agreement, (iii) the maximum annual gross lease payment (including, without limitation, obligations to reimburse landlord's expenses) in respect of the Baker City Sale and Leaseback shall not exceed $94,900, which lease payments shall be the obligations of PW Poly and Borrower shall have no liability therefor, (iv) the Baker City Sale and Leaseback shall be a bona fide arm's length transaction, (v) the documentation in respect of the Baker City Sale and Leaseback shall be reasonably satisfactory in all material respects to Agent (it being agreed that such documentation shall be deemed to be satisfactory if, taken as a whole, such documentation is no les favorable to agent from a risk allocation perspective than the Sale and Leaseback Documents) and (vi) if the Baker City Sale and Leaseback is not consummated within 120 days after the date hereof, then this
Section 3 shall be null and void ab initio.

     4. Consent to Visalia, California Real Property Sale and Leaseback. In reliance upon and subject to the accuracy of the representations set forth in this Fifth Amendment, upon the Fifth Amendment Effective Date, Majority Lenders hereby consent to the sale by Borrower of the real Property, facility, and fixtures located at Visalia, California and the leaseback of same by Borrower (as defined below) the "Visalia Sale and Leaseback"); provided, that (i) the aggregate net cash proceeds to Borrower received in respect of the Visalia Sale and Leaseback and Leaseback shall be at least $1,300,000 (ii) Borrower shall pay the entire net cash proceeds to Agent, with such proceeds to be applied for prepayment of the Term Loan as provided in subsection 3.3.1 of the Loan Agreement, (iii) the maximum annual gross lease payment (including, without limitation, obligations to reimburse landlord's expenses) in respect of the Visalia Sale and Leaseback shall not exceed $211,250, (iv) the Visalia Sale and Leaseback shall be a bona fide arm's length transaction, (v) the documentation in respect of the Visalia Sale and Leaseback shall be reasonably satisfactory in all material respects to Agent (it being agreed that such documentation shall be deemed to be satisfactory if, taken as a whole, such documentation is no les favorable to agent from a risk allocation perspective than the Sale and Leaseback Documents) and (vi) if the Visalia Sale and Leaseback is not consummated within 120 days after the date hereof, then this Section 4 shall be null and void ab initio.

     5. Consent to Sunnyside, Washington Real Property Sale and Leaseback. In reliance upon and subject to the accuracy of the representations set forth in this Fifth Amendment, upon the Fifth Amendment Effective Date, Majority Lenders hereby consent to the sale by Borrower of the real Property, facility, and fixtures located at Sunnyside, Washington and the leaseback of same by Borrower (as defined below) the "Sunnyside Sale and Leaseback"); provided, that (i) the aggregate net cash proceeds to Borrower received in respect of the Sunnyside Sale and

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Leaseback shall be at least $1,544,000 (ii) Borrower shall pay the entire net cash proceeds to Agent, with such proceeds to be applied for prepayment of the Term Loan as provided in subsection 3.3.1 of the Loan Agreement, (iii) the maximum annual gross lease payment (including, without limitation, obligations to reimburse landlord's expenses) in respect of the Sunnyside Sale and Leaseback shall not exceed $250,900, (iv) the Sunnyside Sale and Leaseback shall be a bona fide arm's length transaction, (v) the documentation in respect of the Sunnyside Sale and Leaseback shall be reasonably satisfactory in all material respects to Agent (it being agreed that such documentation shall be deemed to be satisfactory if, taken as a whole, such documentation is no les favorable to agent from a risk allocation perspective than the Sale and Leaseback Documents) and (vi) if the Sunnyside Sale and Leaseback is not consummated within 120 days after the date hereof, then this Section 5 shall be null and void ab initio.

     6. Consent to PW Poly Transaction. In reliance upon and subject to the accuracy of the representations set forth in this Fifth Amendment, upon the Fifth Amendment Effective Date, Majority Lenders hereby consent to the formation of PW Poly, Inc. ("PW Poly") as a subsidiary of Borrower and the transfer by Borrower to PW Poly of certain Inventory and Equipment (for clarification purposes, the transferred property shall not include any real Property or Accounts and shall be listed in the "PW Poly Bill of Sale" (as defined below)) used solely in Borrower's polyethylene pipe business (collectively, the "Transferred Poly Property") pursuant to a Bill of Sale and Assumption Agreement ("PW Poly Bill of Sale") in substantially the form attached hereto as Exhibit A (the transactions contemplated by this Section 7, collectively, the "PW Poly Transaction"); provided, that:

          (a) the aggregate book value of the Transferred Poly Property shall not exceed $5,160,000,

          (b) PW Poly shall assume and pay at least $520,000 of Borrower's accounts payable (and, to the extent Borrower (rather than PW Poly) pays any or all of such accounts payable, PW Poly shall immediately reimburse Borrower for any amount paid by Borrower),

          (c) PW Poly shall pay (on the closing date of the PW Poly Transaction) to Borrower at least $ 1,400,000 in cash,

          (d) Borrower shall pay (on the closing date of the PW Poly Transaction) the entire net cash proceeds (i.e., at least $1,400,000) to Agent, to pay down the Term Loan in the amount of $875,000 and the Revolving Credit Loans in the amount of $525,000. Term Loan paydowns shall be applied, ratably, against outstanding principal installments due under the Term Notes in inverse order of maturity.

          (e) the documentation in respect of the PW Poly Transaction shall be reasonably satisfactory in all material respects to Majority Lenders (it being agreed that the following documentation is satisfactory: (i) the PW Poly Bill of Sale, as modified by any non-substantive changes the parties thereto may deem appropriate and (ii) each other PW Poly Transaction document, so long as neither Borrower nor any Guarantor provides any representations, warranties, covenants, indemnities, commitments or the like that are inconsistent with, or materially more extensive than, those contained in the PW Poly Bill of Sale),

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          (f)  prior to the closing of the PW Poly Transaction, Borrower shall have delivered to Agent a Borrowing Base Certificate evidencing the reduction in the Borrowing Base caused by the transfer of Inventory from Borrower to PW Poly,

          (g) after giving effect to the PW Poly Transaction and subsequent reduction to the Borrowing Base, but excluding the effect of any payment made by Borrower during the month of October 2003 to *** for product purchases occurring during August, 2003, Availability shall equal or exceed $12,000,000,

          (h) in connection with the PW Poly Transaction, Borrower shall not guaranty any Indebtedness of PW Poly, including, without limitation, any Money Borrowed or any buy-back agreement obligations, and

          (i) if the PW Poly Transaction is not consummated within 90 days after the date hereof, then this Section 6 shall be null and void ab initio.

     7. Amendments to Loan Agreement. In reliance upon and subject to the accuracy of the representations set forth in this Fifth Amendment, upon the Fifth Amendment Effective Date, Borrower, Agent and Lenders hereby agree that:

          (a) In no event shall any provision (including, without limitation, any representation, warranty, covenants, default or event of default) of the Loan Agreement apply to PW Poly and its subsidiaries;

          (b) By way of example, and not in limitation of Section 7(a) above, any reference to "Borrower," "Subsidiary," "Subsidiaries" or "Consolidated" in the Loan Agreement shall expressly exclude PW Poly and its Subsidiaries;

          (c) By way of example, and not in limitation of Section 7(a) above, and notwithstanding anything to the contrary contained in GAAP, all computations of financial covenants in the Loan agreement shall exclude the results of operations and financial condition of PW Poly and its Subsidiaries;

          (d)  Notwithstanding anything to the contrary contained in this
Section 7 or otherwise (but subject to the proviso at the end of this clause
(d)), each of PW Poly and its Subsidiaries shall be expressly included as a Subsidiary of Borrower for the purposes of subsection 8.1.3 (Financial Reports) of the Loan Agreement; provided, however, that with respect to the monthly financial statements contemplated by subsection 8.1.3(ii) of the Loan Agreement, each of PW Poly and its Subsidiaries shall be expressly excluded as a Subsidiary of Borrower;

          (e)  Notwithstanding anything to the contrary contained in this
Section 7 or otherwise, each of PW Poly and its Subsidiaries shall be expressly included as an Affiliate of Borrower for the purposes of subsection 8.2.4 (Affiliate Transactions) of the Loan Agreement;

          (f)  Notwithstanding anything to the contrary contained in this
Section 7 or otherwise, Borrower may enter into a tax sharing agreement with PW Poly and its Subsidiaries; provided that the tax obligations owing by Borrower, on the one hand, and PW Poly and its

*** SUBJECT TO CONFIDENTIAL TREATMENT.

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Subsidiaries, on the other hand, do not exceed the tax obligations that either such party would have on a stand-alone basis; and

          (g)  Notwithstanding anything to the contrary contained in this
Section 7 or otherwise, Borrower shall operate PW Poly and its Subsidiaries (including, without limitation, with respect to ERISA law compliance, environmental law compliance and tax law compliance) with the same care and diligence as Borrower is operated.

     8.   Effectiveness of this Fifth Amendment.

          (a) This Fifth Amendment (except for Sections 2, 3, 4, 5, 6, and 7) shall become effective on the date (the "Fifth Amendment Effective Date") when Borrower and the Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts),

          (b) Each of Sections 2, 3, 4, 5, 6, and 7 of this Amendment shall separately become effective on the date (each a "Consent Effective Date") when Agent shall have received a copy of a duly executed amendment or amendments of the Subordinated Note Documents and, to the extent required, the Sale and Leaseback Documents (a) consenting to the actions contemplated by Section 2, 3, 4, 5, or 6 hereof, as the case may be, or (b) providing for the substantive equivalent of Section 7 hereof; provided that in each case each such amendment or amendments shall be in a form reasonably satisfactory to Agent and provided, further, that the reasonable satisfaction of each such amendment or amendments shall be acknowledged in writing by Majority Lenders, and

          (c) Upon the closing of any of the transactions referred to in Sections 2, 3, 4, 5, and 6 in accordance with the consents contained herein, Agent shall deliver to Borrower such mortgage releases, UCC-3 termination statements or other documents necessary or appropriate to release Agent's Lien on the transferred Property.

     9.   Miscellaneous.

          (a) This Fifth Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Loan Agreement or any other Loan Document.

          (b) This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     10. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

                            (Signature Page Follows)

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                      (Signature Page to Fifth Amendment to
             Third Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this Fifth Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                        PW EAGLE, INC., ("Borrower")


                                        By: /s/ Dobson West
                                           -------------------------------------
                                           Name: Dobson West
                                                --------------------------------
                                           Title: CAO
                                                 -------------------------------


                                        FLEET CAPITAL CORPORATION, as
                                        Agent and as a Lender


                                        By: /s/ Brian Conole
                                           -------------------------------------
                                           Name: Brian Conole
                                                --------------------------------
                                           Title: Senior Vice President
                                                 -------------------------------


                                        THE CIT GROUP/BUSINESS CREDIT,
                                        INC., as Lender


                                        By: /s/ Jack A. Myers
                                           -------------------------------------
                                           Name: Jack A. Myers
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------


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